LONG-TERM DEBTS	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Long-term Debt, Unclassified [Abstract]
LONG-TERM DEBT
NOTE 7 - LONG-TERM DEBTS

	March 31	December 31
	2017	2016
	(In thousands)
Term Loan:
6% Senior Secured Term Loan, due 2019, net of deferred financing costs and debt discount	$35,131	$29,214
6% note payable to SOS Investment, LLC, due 2019	1,000	1,000
Other notes payable	23	29
	36,154	30,243
Less: current portion	(17)	(17)
	$36,137	$30,226

First Lien Credit Agreement

On September 29, 2016, the Company entered into the First Lien Credit Agreement by and among the Company and its wholly owned subsidiaries, Brushy, Impetro Operating and Resources (the “Initial Guarantors”), and the lenders party thereto (each a “Lender” and together, the “Lenders”) and T.R. Winston & Company, LLC (“TRW”) acting as initial collateral agent (the “First Lien Credit Agreement”).

The First Lien Credit Agreement provided for a $50 million three-year senior secured term loan with initial commitments of $31 million, of which $25 million was collected as of September 30, 2016, and the additional $6 million was collected at December 31, 2016. On February 7, 2017, pursuant to the terms of the First Lien Credit Agreement, the Company exercised the accordion advance feature increasing the aggregate principal amount outstanding under the term loan from $31 million to $38.1 million (the “Existing Term Loans”).

In connection with the Company’s entry into the First Lien Credit Agreement, it incurred commitment fees to each of the Lenders equal to 2.0% of their respective initial loan advances and advisory fees totaled to approximately $1.2 million as of December 31, 2016. The Company accounted for the $1.2 million as deferred financing costs to be amortized over the term of the loan. As partial consideration given to the lenders, we also amended certain warrants issued in the Series B preferred stock offering held by the lenders during the third and fourth quarters of the year ended December 31, 2016, to purchase up to an aggregate amount of approximately 2,850,000 and approximately 672,000, shares of common stock, respectively, such that the exercise price per share was lowered from $2.50 to $0.01 on such warrants. The portion repriced in the fourth quarter was due to certain delayed funding that occurred after the initial commitment. Additionally, each lender received a 2.0% commitment fee equal to their respective initial loan advance. All of the amended warrants are immediately exercisable from the original issuance date, for a period of two years, subject to certain conditions.

In connection with the exercise of the accordion advance feature for $7.1 million, the Company incurred additional $0.4 million in commitment fees and also amended certain warrants issued in the Series B preferred stock offering held by the lenders to purchase up to an aggregate amount of approximately 738,638 shares of common stock at an exercise price of $0.01 per share. The Company accounted for these repriced warrants as additional debt discount to the Term Loan for $1.0 million which will be accreted together with the remaining $0.6 million debt discount from the third and fourth quarters of 2016 over the remaining term of the loan. For the three months ended March 31, 2017, the Company amortized approximately $0.1 million of deferred financing costs, respectively, and accreted approximately $0.2 million of debt discount relating to the loan. These amounts were recorded as a component of non-cash interest expense. As of March 31, 2017, the unamortized portion of the deferred financing costs and debt discounts were $1.5 million and $3.5 million, respectively. As of December 31, 2016, the unamortized portion of the deferred financing costs and debt discounts were $1.2 million and $0.6 million, respectively.

The Existing Term Loans bore interest at a rate of 6.0% per annum and were scheduled to mature on September 30, 2019. The Company had the right to prepay the Term Loan, in whole or in part, at any time at a prepayment premium equal to 6.0% of the amount repaid. Such prepayment premium would also have been required to be paid if the Term Loan was repaid prior to maturity as a result of a change in control. In certain situations, the First Lien Credit Agreement required mandatory prepayments of the Existing Term Loans at the request of the Lenders, including in the event of certain non-ordinary course asset sales, the incurrence of certain debt, and receipt of proceeds in connection with insurance claims.

The First Lien Credit Agreement also provides for events of default, including failure to pay any principal or interest when due, failure to perform or observe covenants, cross-default on certain outstanding debt obligations, the failure of a Guarantor to comply with the provisions of its Guaranty, and bankruptcy or insolvency events. The amounts under the First Lien Credit Agreement could be accelerated and become due and payable upon an event of default.

SOS Investment LLC Note

On June 30, 2016, pursuant to the Merger Agreement and as a condition of the Fourth Amendment, the Company was required to make a cash payment of $500,000 to SOSV, LLC, and also executed a subordinated promissory note with SOSV, LLC, for $1 million, at an interest rate of 6% per annum which matures on June 30, 2019. In conjunction with cash payment and the note, the Company also issued 200,000 warrants at an exercise price of $25.00. The Company accounted for the cost of warrants of $0.2 million as part of the Merger transaction costs for the year ended December 31, 2016.

Interest Expense

Interest expense for the three months ended March 31, 2017 and 2016 was approximately $0.8 million and $1.3 million, respectively. The non-cash interest expense during the three months ended March 31, 2017 and 2016 was approximately $0.2 million and $0.8 million, respectively. The non-cash interest expense consisted of amortization of the deferred financing costs and accretion of debt discount.

NOTE 8 – LONG-TERM DEBTS

	As of December 31,
	2016	2015
	(In thousands)
Term Loan:
6% Senior Secured Term Loan, due 2019, net of deferred financing costs and debt discount	$29,214	$-
Senior Secured Term Loan, interest at prime rate, due 2018, net of deferred financing costs and debt discount	-	2,492
6% note payable to SOS Investment, LLC, due 2019	1,000	-
Convertible Notes:
12% convertible related party note, due 2016, net of deferred financing costs and debt discount	-	1,055
12% convertible non-related party note, due 2016, net of deferred financing costs and debt discount	-	674
Convertible Debentures:
8% convertible debentures, due 2018, net of deferred financing costs and debt discount		6,846
Other notes payable	29	-
	$30,243	$11,067
Less: current portion	(17)	(11,067)
	$30,226	$-

Credit and Guarantee Agreement

On September 29, 2016, the Company entered into a credit and guaranty agreement (the “Credit and Guarantee Agreement”) by and among the Company and its wholly owned subsidiaries, Brushy, ImPetro Operating, LLC (“Operating”) and ImPetro Resources, LLC (“Resources”, and together with Brushy and Operating, the “Initial Guarantors”), and the lenders party thereto (each a “Lender” and together, the “Lenders”) and T.R. Winston & Company, LLC (“TRW”) acting as collateral agent.

The Credit and Guarantee Agreement provides for a three-year senior secured term loan with initial commitments of $31 million, of which $25 million was collected as of September 30, 2016, and the additional $6 million was collected at December 31, 2016. The initial aggregate principal amount may be increased to a maximum principal amount of $50 million at the Company’s request and with the consent of the Lenders holding loans in excess of 60% of the then outstanding loans pursuant to an accordion advance provision in the Credit and Guarantee Agreement (the “Term Loan”).

In connection with the Company’s entry into the Credit and Guarantee Agreement, it incurred commitment fees to each of the Lenders equal to 2.0% of their respective initial loan advances and advisory fees totaled to approximately $1.2 million as of December 31, 2016. The Company accounted for the $1.2 million as deferred financing costs to be amortized over the term of the loan. As partial consideration given to the lenders, we also amended certain warrants issued in the Series B preferred stock offering held by the lenders during the third and fourth quarters of the year ended December 31, 2016, to purchase up to an aggregate amount of approximately 2,850,000 and approximately 672,000, shares of common stock respectively, such that the exercise price per share was lowered from $2.50 to $0.01 on such warrants. The portion repriced in the fourth quarter was due to certain delayed funding that occurred after the initial commitment. Additionally, each lender received a 2.0% commitment fee equal to their respective initial loan advance. All of the amended warrants are immediately exercisable from the original issuance date, for a period of two years, subject to certain conditions. The Company accounted for the reduction in the conversion price as a debt discount of $714,000 and will be accreted over the term of the loan. For the year ended December 31, 2016, the Company amortized approximately $108,000 of deferred financing costs and accreted approximately $119,000 of debt discount relating to the loan. These amounts were recorded as a component of non-cash interest expense. As of December 31, 2016, the unamortized portion of the debt discount and deferred financing costs were $0.6 million and $1.2 million, respectively.

The Term Loan bears interest at a rate of 6.0% per annum and matures on September 30, 2019. The Company has the right to prepay the Term Loan, in whole or in part, at any time at a prepayment premium equal to 6.0% of the amount repaid. Such prepayment premium must also be paid if the Term Loan is repaid prior to maturity as a result of a change in control. In certain situations, the Credit and Guarantee Agreement requires mandatory prepayments of the Term Loans at the request of the Lenders, including in the event of certain non-ordinary course asset sales, the incurrence of certain debt, and receipt of proceeds in connection with insurance claims.

The Credit and Guarantee Agreement also provides for events of default, including failure to pay any principal or interest when due, failure to perform or observe covenants, cross-default on certain outstanding debt obligations, the failure of a Guarantor to comply with the provisions of its Guaranty, and bankruptcy or insolvency events. The amounts under the Credit Agreement could be accelerated and be due and payable upon an event of default.

SOS Investment LLC Note

On June 30, 2016, pursuant to the Merger Agreement and as a condition of the Fourth Amendment, the Company was required to make a cash payment of $500,000 to SOSV LLC, and also executed a subordinated promissory note with SOSV LLC, for $1 million, at an interest rate of 6% per annum which matures on June 30, 2019. In conjunction with cash payment and the note, the Company also issued 200,000 warrants at an exercise price of $25.00. The Company accounted for the cost of warrants of $0.2 million as part of the Merger transaction costs for the year ended December 31, 2016.

Independent Bank and Promissory Note

On June 22, 2016, in connection with the completion of the Merger, the Company, Brushy and Independent Bank (the “Lender”), Brushy’s senior secured lender, entered into an amendment to Brushy’s forbearance agreement with the Lender (the “Fourth Amendment”), which, among other things, provided for a pay-down of approximately $6.0 million of the principal amount outstanding on the loan (the “Loan”), plus fees and other expenses incurred in connection with the Loan, in exchange for an extension of the maturity date through December 15, 2016, at an interest rate of 6.5%, payable monthly. Additionally, the Company agreed to (i) guaranty the approximately $5.4 million aggregate principal amount of the Loan, (ii) grant a lien in favor of the Lender on all of the Company’s real and personal property, (iii) restrict the incurrence of additional debt and (iv) maintain certain deposit accounts with various restrictions with the Lender. On September 29, 2016, in connection with the Company’s entry into the Credit and Guarantee Agreement, the Company used part of the proceeds of the Term Loan to repay the balance of Brushy’s outstanding indebtedness with Independent Bank in full.

Heartland Bank

On January 8, 2015, the Company entered into the Credit Agreement with Heartland Bank (the “Credit Agreement”), as administrative agent and the Lenders party thereto. The Credit Agreement provided for a three-year senior secured term loan in an initial aggregate principal amount of $3 million, or the Term Loan. On December 29, 2015, after a default on an interest payment and in connection with the Merger, the Company entered into the Forbearance Agreement with Heartland (the “Heartland Forbearance Agreement”). The Heartland Forbearance Agreement, restricted Heartland from exercising any of its remedies until April 30, 2016, which was subject to certain conditions, including a requirement for the Company to make a monthly interest payment to Heartland.

Following the First Amendment to the Credit Agreement entered into on March 1, 2016, on May 4, 2016, as a result of a default on the required March 1, April 1 and May 1 interest payments pursuant to the Forbearance Agreement, the Company entered into a second amendment to the Forbearance Agreement (the “Second Amendment”). Pursuant to the Second Amendment, the limit on the amount of New Subordinated Debt the Company had been permitted to raise was eliminated and the Forbearance Expiration Date was extended to May 31, 2016. As consideration for the forgoing, the Company paid Heartland the overdue interest owed pursuant to the Term Loan and interest due through June 23, 2016 in the approximate amount of $160,000 and reimbursement of a portion of Heartland’s fees and expenses in an approximate amount of $53,000. During the year ended December 31, 2016, the Company amortized approximately $38,000 of debt discount. This amount is recorded as a component of non-cash interest expense. As of December 31, 2016 and 2015, the unamortized deferred financing costs were $0 and $38,000, respectively.

In connection with the consummation of the Merger, on June 23, 2016, the Company repaid the entire balance of its outstanding indebtedness with Heartland at a discount of $250,000 (recognized as a gain in other income (expense), resulting in the elimination of $2.75 million in senior secured debt and the extinguishment of Heartland’s security interest in the assets of the Company.

Convertible Notes

From December 29, 2015 to January 5, 2016, the Company entered into 12% Convertible Subordinated Note Purchase Agreements with various lending parties, which the Company refers to as the Purchasers, for the issuance of an aggregate principal amount of $3.75 million unsecured subordinated convertible notes, or the Convertible Notes, which includes the $750,000 of short-term notes exchanged for Convertible Notes by the Company and warrants to purchase up to an aggregate of approximately 1,500,000 shares of Common Stock at an exercise price of $2.50 per share. The proceeds from this financing were used to pay a $2 million refundable deposit in connection with the Merger, to fund approximately $1.3 million of interest payments to the Company’s lenders and for its working capital and accounts payable.

The Convertible Notes bear interest at a rate of 12% per annum, payable at maturity on June 30, 2016. The Convertible Notes and the accrued but unpaid interest thereon are convertible in whole or in part from time to time at the option of the holders thereof into shares of the Company’s Common Stock at a conversion price of $5.00. The Convertible Notes may be prepaid in whole or in part (but with payment of accrued interest to the date of prepayment) at any time at a premium of 103% for the first 120 days and a premium of 105% thereafter, so long as no Senior Debt is outstanding. The Convertible Notes contain customary events of default, which, if uncured, entitle each noteholder to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest, subject to certain subordination provisions.

Additionally, on March 18, 2016, the Company issued an additional aggregate principal amount of $500,000 of Convertible Notes, which have the same terms and conditions as the Convertible Notes with the exception of the maturity date, which is April 1, 2017. The proceeds from these Convertible Notes were used to make advances to Brushy for payment of operating expenses pending completion of the Merger. These notes were fully converted following the consummation of the Merger.

In connection with the closing of the Merger, on June 23, 2016, certain holders of Convertible Notes in an aggregate principal amount of approximately $4.0 million entered into a Conversion Agreement with the Company (the "Note Conversion Agreement"). The terms of the Note Conversion Agreement provided that the Convertible Notes were automatically converted into Common Stock upon the closing of the Merger. Pursuant to the terms of the Note Conversion Agreement, in exchange for immediate conversion upon closing, the conversion price of the Convertible Notes was reduced to $1.10, which resulted in the issuance of 3,636,366 shares of Common Stock. The modification of such conversion rate resulted in a $3.4 million inducement charge recorded in other expense. Holders of these Convertible Notes waived and forfeited approximately $198,000 rights to receive accrued but unpaid interest.

On August 3, 2016, the Company entered into the first amendment to the Convertible Notes with the remaining holders of approximately $1.8 million of Convertible Notes. Pursuant to the first amendment: (i) the maturity date was changed to January 2, 2017, (ii) the conversion price was adjusted to $1.10 and (iii) the coupon rate was increased to 15% per annum. All accrued and unpaid interest on the Convertible Notes would also be convertible in certain circumstances at the conversion price. Additionally, if the aggregate principal amount outstanding on the Convertible Notes was not either converted by the holder or repaid in full on or before the maturity date, the Company agreed to pay a 25% premium on the maturity date. The Company accounted for the reduction in the conversion price of remaining outstanding convertible notes as an inducement expense and recognized approximately $1.6 million in other income (expense). In exchange for the holders’ willingness to enter into the first amendment, the Company issued to the holders additional warrants to purchase up to approximately 1.65 million shares of Common Stock. The warrants issued were valued using the following variables: (i) stock price of $1.12; (ii) exercise price of $2.50; (iii) contractual life of 3 years; (iv) volatility of 203%; (v) risk free rate of 0.76% for a total value of approximately $1.63 million. This amount was recorded as an inducement expense and an increase to additional paid-in capital.

On September 29, 2016, in connection with the Company’s entry into the Credit and Guarantee Agreement the remaining holders of the Convertible Notes converted the outstanding principal amount of approximately $1.8 million and accrued and unpaid interest in an amount of approximately $138,000 into 1,772,456 shares of Common Stock.

Convertible Debentures

In numerous separate private placement transactions between February 2011 and October 2013, the Company issued an aggregate of approximately $15.6 million of Debentures, secured by mortgages on several of its properties. On January 31, 2014, the Company entered into a debenture conversion agreement (the “First Conversion Agreement”) with all of the holders of the Debentures.

Pursuant to the terms of the First Conversion Agreement, $9.0 million in Debentures (approximately $8.73 million of principal and $270,000 in interest) was converted by the holders to shares of Common Stock at a conversion price of $20.00 per share. In addition, the Company issued warrants to the Debenture holders to purchase one share of Common Stock for each share issued in connection with the conversion of the Debentures, at an exercise price equal to $25.00 per share.

Under the terms of the First Conversion Agreement, the balance of the Debentures may be converted to Common Stock on the terms provided therein (including the terms related to the warrants) at the election of the holder, subject to receipt of stockholder approval as required by Nasdaq continued listing requirements.

On December 29, 2015, the Company entered into a second agreement with the holders of its Debentures, which provides for the full automatic conversion of Debentures into shares of the Company’s Common Stock at a price of $5.00 per share, upon the receipt of requisite stockholder approval and the consummation of the Merger. If the Debentures are converted on these terms, it would result in the issuance of 1,369,293 shares of Common Stock and the elimination of $8.08 million in short-term debt obligations including accrued but unpaid interest which would be forfeited and cancelled upon conversion pursuant to the terms of the agreement.

On June 23, 2016, pursuant to the terms of the Debenture Conversion Agreement, dated December 29, 2015, the Company's remaining outstanding 8% Convertible Debentures (the “Debentures”) of approximately $6,846,000 converted automatically upon consummation of the Merger. The conversion price was modified from $20.00 per share to $5.00 per share, resulting in the issuance of 1,369,293 shares of Common Stock. In exchange for the reduction in conversion price, all accrued but unpaid interest of approximately $1,835,000 was forgiven by the Debenture holders, resulting in a net gain on the modification and conversion of the Debentures of approximately $602,000 and recorded as other income and expenses in the accompanying consolidated statements of operations. Upon the conversion of the Debentures, the associated conversion liability of approximately $54,000 was reclassified to additional paid-in capital. There were no unamortized deferred financing costs and debt discount at December 31, 2016 and 2015, respectively.

Interest Expense

Interest expense for the years ended December 31, 2016 and 2015 was approximately $4.9 million and $1.7 million, respectively. The non-cash interest expense during the years ended December 31, 2016 and 2015 was approximately $4.2 million and $1.3 million, respectively. The non-cash interest expenses consisted of non-cash interest expense and amortization of the deferred financing costs, accretion of the Debentures payable discount, and Debentures interest paid in Common Stock.